AMENDMENT NO. 1 AND ASSUMPTION AGREEMENT TO PLEDGE AND SECURITY AGREEMENT, dated as of August 15, 2019 (this Assumption Agreement”), is by and among Par Petroleum, LLC, a Delaware limited liability company (the “Company”), and Par Petroleum Finance Corp., a Delaware corporation (“Finance Corp.”, and together with the Company, the “Issuers”), Par Hawaii, LLC, a Delaware limited liability company (the “Additional Grantor”) (successor by conversion to Par Hawaii, Inc., a Hawaii corporation), and the other Grantors party hereto, and Wilmington Trust, National Association, as Collateral Trustee (in such capacity, the “Collateral Trustee”) for (i) the noteholders under to the Indenture referred to below, and (ii) the other Secured Parties (as defined in the Pledge and Security Agreement). All capitalized terms not defined herein shall have the meaning ascribed to them in such Indenture (as hereinafter defined).
W I T N E S S E T H:
WHEREAS, the Issuers, Par Pacific Holdings, Inc., for the limited purposes set forth therein, the guarantors party thereto, Wilmington Trust, National Association, as trustee, and the Collateral Trustee have entered into an Indenture, dated as of December 21, 2017 (as amended, supplemented, replaced or otherwise modified from time to time, the “Indenture”);
WHEREAS, in connection with the Indenture, the Issuers and certain of their Affiliates entered into the Pledge and Security Agreement, dated as of December 21, 2017 (as amended, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”) in favor of the Collateral Trustee for the benefit of the Secured Parties;
WHEREAS, Par Hawaii, Inc., a Hawaii corporation, has converted into a limited liability company formed under the laws of Delaware now known as Par Hawaii, LLC;
WHEREAS, Additional Grantor and Mid Pac Petroleum, LLC, a Delaware limited liability company (“Mid Pac”), have consummated an Agreement and Plan of Merger, dated as of August 15, 2019 whereby Mid Pac has merged with and into Additional Grantor, and Additional Grantor is the surviving entity of such merger;
WHEREAS, Additional Grantor and HIE Retail, LLC, a Hawaii limited liability company (“HIE”), have consummated an Agreement and Plan of Merger, dated as of August 15, 2019, whereby HIE has merged with and into Additional Grantor, and Additional Grantor is the surviving entity of such merger;
WHEREAS, the Indenture requires the Additional Grantor be a party to the Pledge and Security Agreement;
WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to continue being a party to the Pledge and Security Agreement; and
WHEREAS, in connection with the entry into this Assumption Agreement, the Grantors desire to amend and restate all Schedules to the Pledge and Security Agreement.
NOW, THEREFORE, IT IS AGREED:
1.Pledge and Security Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 9.13 of the Pledge and Security Agreement, hereby becomes a party to the Pledge and Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of a Grantor thereunder. The information set forth in Annex 1 hereto hereby amends and restates the information set forth in Schedules 1, 2, 3, 4, 5, 6, 7, and 8 to the Pledge and Security Agreement (as such Schedules may have been amended or supplemented prior to the date hereof). The Additional Grantor hereby represents and warrants that each of the representations and warranties contained in Section 3 of the Pledge and Security Agreement is true and correct on and as the date hereof (after giving effect to this Assumption Agreement) as if made on and as of such date.

2.Amendment and Supplement to Schedules. By executing and delivering this Assumption Agreement, each Grantor, as provided in Section 3 of the Pledge and Security Agreement, hereby amends and restates Schedules 1, 2, 3, 4, 5, 6, 7, and 8 to the Pledge and Security Agreement in their entirety as set forth in Annex 1 hereto.
3.GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
4.Successors and Assigns. This Assumption Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Issuers and the Additional Grantor may not assign, transfer or delegate any of their rights or obligations under this Assumption Agreement without the prior written consent of the Collateral Trustee and any such assignment, transfer or delegation without such consent shall be null and void.
[Signature pages follow]

IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.
ISSUERS:

PAR PETROLEUM, LLC
PAR PETROLEUM FINANCE CORP.

By: /s/ William Monteleone
Name: William Monteleone
Title: Chief Financial Officer

GRANTORS:

PAR WYOMING HOLDINGS, LLC
HERMES CONSOLIDATED, LLC
WYOMING PIPELINE COMPANY LLC
PAR TACOMA, LLC
U.S. OIL & REFINING CO.
MCCHORD PIPELINE CO.
USOT WA, LLC
PAR HAWAII REFINING, LLC

By: /s/ William Monteleone
Name: William Monteleone
Title: Chief Financial Officer

PAR HAWAII SHARED SERVICES, LLC
PAR WYOMING, LLC
By: /s/ William Monteleone
Name: William Monteleone
Title: Vice President

[Signature Page to Amendment No. 1 and Assumption Agreement]

ADDITIONAL GRANTOR:

PAR HAWAII, LLC

By: /s/ William Monteleone
Name: William Monteleone
Title: Chief Financial Officer

    COLLATERAL TRUSTEE:

WILMINGTON TRUST, NATIONAL ASSOCIATION

By: /s/ Shawn Goffinet
Name: Shawn Goffinet
Title: Assistant Vice President
[Signature Page to Amendment No. 1 and Assumption Agreement]